4th QUARTER 2023 SUPPLEMENTAL INFORMATION Retail Opportunity Investments Corp. 11250 El Camino Real, Suite 200 San Diego, CA 92130 www.roireit.net

Supplemental Disclosure Quarter Ended December 31, 2023 -2- Overview Our Company Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely populated, metropolitan markets across the West Coast. As of December 31, 2023, ROIC owned 94 shopping centers encompassing approximately 10.6 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services, S&P Global Ratings and Fitch Ratings, Inc. Additional information is available at www.roireit.net. Supplemental Information The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles (“GAAP”). Non-GAAP Disclosures Funds from operations (“FFO”), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company uses cash net operating income (“NOI”) internally to evaluate and compare the operating performance of the Company’s properties. The Company believes cash NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company’s properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company’s funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company’s ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company’s properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company’s properties but does not measure the Company’s performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (rental revenue and other income), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions and extraordinary items. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company’s cash NOI may not be comparable to other REITs.

Supplemental Disclosure
Quarter Ended December 31, 2023

Table of Contents

	Page
Financial Data	
Balance Sheets	4
Income Statements	5
Funds From Operations	6
Summary of Debt Outstanding	7
Selected Financial Analysis	9
Property Acquisitions	10
Portfolio Data	
Property Portfolio	11
Same-Center Cash Net Operating Income Analysis	14
Top Ten Tenants	15
Lease Expiration Schedule	16
Leasing Summary	17
Same-Space Comparative Leasing Summary	18
Leased vs. Billed Summary	19
Footnotes	20
Investor Information	21

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Supplemental Disclosure Quarter Ended December 31, 2023 -4- Balance Sheets (dollars in thousands, except par values and share amounts) 12/31/23 12/31/22 ASSETS: Real Estate Investments: Land $ 967,251 $ 958,236 Building and improvements 2,500,647 2,452,857 3,467,898 3,411,093 Less: accumulated depreciation 654,543 578,593 2,813,355 2,832,500 Mortgage note receivable 4,694 4,786 Real Estate Investments, net 2,818,049 2,837,286 Cash and cash equivalents 6,302 5,598 Restricted cash 2,116 1,861 Tenant and other receivables, net 61,193 57,546 Deposits — 500 Acquired lease intangible assets, net 42,791 52,428 Prepaid expenses 3,354 5,957 Deferred charges, net 27,294 26,683 Other assets 16,541 16,420 TOTAL ASSETS $ 2,977,640 $ 3,004,279 LIABILITIES: Term loan $ 199,745 $ 299,253 Credit facility 75,000 88,000 Senior Notes 1,043,593 946,849 Mortgage notes payable 60,052 60,917 Acquired lease intangible liabilities, net 137,820 152,117 Accounts payable and accrued expenses 50,598 22,885 Tenants’ security deposits 8,205 7,701 Other liabilities 39,420 41,959 TOTAL LIABILITIES 1,614,433 1,619,681 EQUITY: Common stock, $0.0001 par value, 500,000,000 shares authorized 13 12 Additional paid-in capital 1,643,908 1,612,126 Accumulated dividends in excess of earnings (357,160) (315,984) Accumulated other comprehensive income 559 14 Total Retail Opportunity Investments Corp. stockholders’ equity 1,287,320 1,296,168 Non-controlling interests 75,887 88,430 TOTAL EQUITY 1,363,207 1,384,598 TOTAL LIABILITIES AND EQUITY $ 2,977,640 $ 3,004,279 The Company's Form 10-Q for the quarters ended September 31, 2023, June 30, 2023, and March 31, 2023, and Form 10-K for the years ended December 31, 2023 and 2022 should be read in conjunction with the above information.

Supplemental Disclosure
Quarter Ended December 31, 2023

Income Statements

(in thousands, except per share amounts)

	Three Months Ended (unaudited) 12/31/23	Three Months Ended (unaudited) 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22
REVENUES:				
Rental revenue	$ 82,154	$ 79,285	$ 319,056	$ 308,960
Other income	2,497	908	8,676	3,969
TOTAL REVENUES	84,651	80,193	327,732	312,929
OPERATING EXPENSES:				
Property operating	14,173	13,589	55,166	51,057
Property taxes	8,756	8,839	35,433	34,651
Depreciation and amortization	26,947	25,050	104,227	97,494
General and administrative expenses	5,266	5,590	21,854	21,735
Other expense	398	182	1,209	960
TOTAL OPERATING EXPENSES	55,540	53,250	217,889	205,897
Gain on sale of real estate	—	—	—	7,653
OPERATING INCOME	29,111	26,943	109,843	114,685
NON-OPERATING EXPENSES:				
Interest expense and other finance expenses	(20,600)	(16,049)	(73,189)	(59,225)
NET INCOME	8,511	10,894	36,654	55,460
NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	(476)	(695)	(2,120)	(3,591)
NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 8,035	$ 10,199	$ 34,534	$ 51,869
NET INCOME PER COMMON SHARE - BASIC AND DILUTED	$ 0.06	$ 0.08	$ 0.27	$ 0.42
Weighted average common shares outstanding - basic	125,374	123,814	125,000	123,395
Weighted average common shares outstanding - diluted	132,935	132,545	132,865	132,285
RENTAL REVENUE				
Base rents	$ 58,176	$ 57,179	$ 228,925	$ 220,833
Recoveries from tenants	20,723	19,456	80,473	75,499
Straight-line rent	167	427	1,855	2,715
Amortization of above- and below-market rent	3,581	2,729	11,172	11,947
Bad debt	(493)	(506)	(3,369)	(2,034)
TOTAL RENTAL REVENUE	$ 82,154	$ 79,285	$ 319,056	$ 308,960

The Company's Form 10-Q for the quarters ended September 31, 2023, June 30, 2023, and March 31, 2023, and Form 10-K for the years ended December 31, 2023 and 2022 should be read in conjunction with the above information.

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Supplemental Disclosure
Quarter Ended December 31, 2023

Funds From Operations

(unaudited, in thousands, except per share amounts)

	Three Months Ended 12/31/23	Three Months Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22
Funds from Operations (FFO):				
Net income attributable to ROIC common stockholders	$ 8,035	$ 10,199	$ 34,534	$ 51,869
Plus: Depreciation and amortization expense	26,947	25,050	104,227	97,494
Less: Gain on sale of real estate	—	—	—	(7,653)
FUNDS FROM OPERATIONS - BASIC	34,982	35,249	138,761	141,710
Net income attributable to non-controlling interests	476	695	2,120	3,591
FUNDS FROM OPERATIONS - DILUTED	$ 35,458	$ 35,944	$ 140,881	$ 145,301
FUNDS FROM OPERATIONS PER SHARE - BASIC	$ 0.28	$ 0.28	$ 1.11	$ 1.15
FUNDS FROM OPERATIONS PER SHARE - DILUTED	$ 0.27	$ 0.27	$ 1.06	$ 1.10
Weighted average common shares outstanding - basic	125,374	123,814	125,000	123,395
Weighted average common shares outstanding - diluted	132,935	132,545	132,865	132,285
Common dividends per share	$ 0.15	$ 0.15	$ 0.60	$ 0.56
FFO Payout Ratio	55.6 %	55.6 %	56.6 %	50.9 %
Additional Disclosures:				
Non Cash Expense (Income)				
Straight line rent	$ (167)	$ (427)	$ (1,855)	$ (2,715)
Above/below market rent amortization, net	(3,581)	(2,729)	(11,172)	(11,947)
Non-cash interest income	—	(15)	(15)	(57)
Deferred financing costs and mortgage premiums, net	1,041	675	3,920	2,559
Stock based compensation	3,130	3,128	12,712	11,949
Capital Expenditures				
Tenant improvements	$ 7,674	$ 7,245	$ 24,954	$ 29,739
Leasing commissions	555	526	1,965	2,006
Building improvements	1,112	490	3,676	1,110
Reimbursable property improvements	3,228	2,265	5,938	6,075
Pad and other development	4,276	2,634	13,989	13,725
Value enhancing tenant improvements	34	653	146	6,761

The above does not purport to disclose all items required under GAAP.

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ROIC RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended December 31, 2023

Summary of Debt Outstanding

(unaudited, dollars in thousands)

		Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt						
Mortgage Debt:						
Fullerton Crossroads	$	26,000	4.73 %	3.82 %	4/6/2024	1.9 %
Diamond Hills Plaza		34,045	3.55 %	3.61 %	10/1/2025	2.5 %
Total Mortgage Debt		60,045	4.06 %	3.70 %	1.1 Years (WA)	4.4 %
Unsecured Senior Notes:						
Senior Notes Due 2024		250,000	4.00 %	4.21 %	12/15/2024	18.1 %
Senior Notes Due 2026		200,000	3.95 %	3.95 %	9/22/2026	14.4 %
Senior Notes Due 2027		250,000	4.19 %	4.19 %	12/15/2027	18.1 %
Senior Notes Due 2028		350,000	6.75 %	6.86 %	10/15/2028	25.2 %
Total Unsecured Senior Notes		1,050,000	4.95 %	5.04 %	3.3 Years (WA)	75.8 %
Term Loan:						
Interest rate swap		100,000	5.58 %	5.58 %	8/31/2024	7.2 %
Interest rate swap		50,000	5.13 %	5.13 %	8/31/2024	3.6 %
Total Term Loan		150,000	5.43 %	5.43 %		10.8 %
Total Fixed Rate Debt		**1,260,045**	**4.97 %**	**5.02 %**	**3.2 Years (WA)** [(1)]	**91.0 %**
Variable Rate Debt						
Credit Facility		75,000	6.31 %	6.31 %	3/2/2027 [(2)]	5.4 %
Term Loan		200,000	6.44 %	6.44 %	1/20/2025	3.6 %
Interest rate swaps - Term Loan		(150,000)				
Total Variable Rate Debt		**125,000**	**6.36 %**	**6.36 %**	**1.6 Years (WA)**	**9.0 %**
TOTAL PRINCIPAL DEBT	**$**	**1,385,045**	**5.09 %**	**5.14 %**	**2.9 Years (WA)** [(1)]	**100.0 %**
Net unamortized premiums on mortgages		72				
Net unamortized discounts on notes		(2,033)				
Net unamortized deferred financing charges [(3)]		(4,694)				
Total Debt	**$**	**1,378,390**				

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ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Quarter Ended December 31, 2023 -8- Summary of Debt Outstanding, continued (unaudited, dollars in thousands) Summary of Principal Maturities Mortgage Principal Mortgage Principal Senior Total Principal Percentage of Year Payments due at Maturity Credit Facility (2) Term Loan Unsecured Notes Payments Debt Maturing 2024 $ 708 $ 26,000 $ — $ — $ 250,000 $ 276,708 20.0% 2025 550 32,787 — 200,000 — 233,337 16.9% 2026 — — — — 200,000 200,000 14.4% 2027 — — 75,000 — 250,000 325,000 23.5% 2028 — — — — 350,000 350,000 25.2 % Thereafter — — — — — — — % $ 1,258 $ 58,787 $ 75,000 $ 200,000 $ 1,050,000 $ 1,385,045 100.0 % Summary of Unencumbered/Encumbered Properties Number of Percentage Properties GLA of GLA Unencumbered properties 92 10,271,980 96.6 % Encumbered properties 2 359,354 3.4% 94 10,631,334 100.0 % Summary of Unsecured Debt/Secured Debt Percentage of Total Amount Principal Debt Unsecured principal debt $ 1,325,000 95.7 % Secured principal debt 60,045 4.3 % Total Principal Debt $ 1,385,045 100.0%

Selected Financial Analysis

Supplemental Disclosure
Quarter Ended December 31, 2023

(unaudited, in thousands, except per share amounts)

	12/31/23	09/30/23	06/30/23	03/31/23	12/31/22
Debt coverage ratios, three months ending:					
Interest coverage ratio (EBITDA/interest expense)	2.7x	3.0x	3.0x	3.0x	3.2x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	2.7x	3.0x	3.0x	3.0x	3.2x
Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA	6.2x	6.4x	6.5x	6.7x	6.6x
Net principal debt (Total principal debt less cash & equivalents)/TTM EBITDA	6.4x	6.4x	6.5x	6.6x	6.8x
Debt/book value ratios, at period end:					
Total principal debt/total book assets	46.5%	49.3%	46.1%	45.9%	46.6%
Total principal debt/undepreciated book value	38.1%	41.1%	38.2%	38.3%	39.0%
Secured principal debt/undepreciated book value	1.7%	1.6%	1.7%	1.7%	1.7%
Market capitalization calculations, at period end:					
Common shares outstanding	126,160	125,256	125,256	124,228	123,815
Operating partnership units (OP units) outstanding	7,437	7,437	7,437	8,447	8,447
Common stock price per share	$ 14.03	$ 12.38	$ 13.51	$ 13.96	$ 15.03
Total equity market capitalization	$ 1,874,372	$ 1,642,741	$ 1,792,684	$ 1,852,151	$ 1,987,894
Total principal debt	1,385,045	1,560,219	1,373,389	1,377,557	1,398,731
TOTAL MARKET CAPITALIZATION	$ 3,259,417	$ 3,202,960	$ 3,166,073	$ 3,229,708	$ 3,386,625
Unsecured Senior Notes Financial Covenants: [4]					
Total debt to total assets not to exceed 60%	39.9%	42.8%	40.1%	40.3%	41.1%
Total secured debt to total assets not to exceed 40%	1.7%	1.7%	1.8%	1.8%	1.8%
Total unencumbered assets to total unsecured debt not to be less than 150%	252.8%	234.5%	251.2%	250.3%	245.0%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	2.9x	3.1x	3.2x	3.3x	3.5x

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ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Quarter Ended December 31, 2023 -10- Property Acquisitions (dollars in thousands) Date Owned Shopping Centers Location Acquired Purchase Amount GLA 4Q 2023 Foothill Plaza La Verne, CA 12/01/23 $ 21,750 64,514 $ 21,750 64,514 Total 2023 Acquisitions $ 21,750 64,514

Supplemental Disclosure
Quarter Ended December 31, 2023

Property Portfolio

(dollars in thousands)

Metro Area	City	State	Date Acquired	Owned GLA	% Leased	ABR [5]	Major Tenants
Los Angeles metro area							
Paramount Plaza	Paramount	CA	12/22/09	95,062	98.5 %	$ 1,983	Grocery Outlet Supermarket, 99¢ Only Stores, Rite Aid Pharmacy
Claremont Promenade	Claremont	CA	09/23/10	92,177	84.8 %	2,139	Super King Supermarket
Gateway Village	Chino Hills	CA	12/17/10	96,959	89.5 %	2,824	Sprouts Market
Seabridge Marketplace	Oxnard	CA	05/31/12	98,348	89.3 %	1,828	Safeway (Vons) Supermarket
Glendora Shopping Center	Glendora	CA	08/01/12	106,535	100.0 %	1,552	Albertsons Supermarket
Redondo Beach Plaza	Redondo Beach	CA	12/28/12	110,509	98.9 %	2,453	Safeway (Vons) Supermarket, Petco
Diamond Bar Town Center	Diamond Bar	CA	02/01/13	100,342	100.0 %	2,513	Walmart Neighborhood Market, Crunch Fitness
Diamond Hills Plaza	Diamond Bar	CA	04/22/13	139,455	99.9 %	4,281	H-Mart Supermarket, Planet Fitness
Plaza de la Cañada	La Cañada Flintridge	CA	12/13/13	100,425	100.0 %	2,803	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Fallbrook Shopping Center	Los Angeles	CA	06/13/14	755,164	99.5 %	14,325	Sprouts Market, Trader Joes, Kroger (Ralph's) Supermarket*, TJ Maxx
Moorpark Town Center	Moorpark	CA	12/03/14	133,547	91.9 %	2,067	Kroger (Ralph's) Supermarket, CVS Pharmacy
Ontario Plaza	Ontario	CA	01/06/15	150,149	97.2 %	2,470	El Super Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center	Thousand Oaks	CA	01/06/15	110,092	95.2 %	2,793	Safeway (Vons) Supermarket, Dollar Tree
Warner Plaza	Woodland Hills	CA	12/31/15	110,918	95.8 %	4,673	Sprouts Market, Kroger (Ralph's) Supermarket*, Rite Aid Pharmacy*
Magnolia Shopping Center	Santa Barbara	CA	03/10/16	116,089	100.0 %	2,589	Kroger (Ralph's) Supermarket
Casitas Plaza Shopping Center	Carpinteria	CA	03/10/16	105,118	100.0 %	2,009	Albertsons Supermarket, CVS Pharmacy
Bouquet Center	Santa Clarita	CA	04/28/16	148,903	98.4 %	3,869	Safeway (Vons) Supermarket, CVS Pharmacy, Ross Dress For Less
North Ranch Shopping Center	Westlake Village	CA	06/01/16	146,444	89.7 %	4,905	Kroger (Ralph's) Supermarket, Trader Joe's, Planet Fitness
The Knolls	Long Beach	CA	10/03/16	51,858	100.0 %	1,453	Trader Joe's, Pet Food Express
The Terraces	Rancho Palos Verdes	CA	03/17/17	172,922	93.1 %	3,670	Trader Joe's, Marshall's, LA Fitness
Foothill Plaza	La Verne	CA	12/01/23	64,514	100.0 %	1,523	Sprouts Market
Los Angeles metro area total				**3,005,530**	**96.8 %**	**$ 68,722**	
Seattle metro area							
Meridian Valley Plaza	Kent	WA	02/01/10	51,597	98.1 %	$ 921	Kroger (QFC) Supermarket
The Market at Lake Stevens	Lake Stevens	WA	03/11/10	74,130	100.0 %	1,706	Albertsons (Haggen) Supermarket
Canyon Park Shopping Center	Bothell	WA	07/29/11	123,592	100.0 %	2,693	PCC Community Market, Rite Aid Pharmacy, Petco
Hawks Prairie Shopping Center	Lacey	WA	09/09/11	157,529	100.0 %	2,053	Safeway Supermarket, Dollar Tree, Big Lots, Ace Hardware
Gateway Shopping Center	Marysville	WA	02/16/12	104,298	100.0 %	2,729	WinCo Foods*, Rite Aid Pharmacy, Ross Dress For Less
Canyon Crossing	Puyallup	WA	04/15/13	120,398	100.0 %	2,949	Safeway Supermarket
Crossroads Shopping Center	Bellevue	WA	2010/2013	473,131	99.3 %	12,868	Kroger (QFC) Supermarket, Dick's Sporting Goods, Edgeworks Climbing
Bellevue Marketplace	Bellevue	WA	12/10/15	113,758	100.0 %	3,766	Asian Family Market
Four Corner Square	Maple Valley	WA	12/21/15	119,531	100.0 %	2,775	Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden
Bridle Trails Shopping Center	Kirkland	WA	10/17/16	110,257	100.0 %	2,548	Grocery Outlet Supermarket, Rite Aid (Bartell) Pharmacy, Dollar Tree
PCC Community Markets Plaza	Edmonds	WA	01/25/17	34,459	100.0 %	759	PCC Community Market
Highland Hill Shopping Center	Tacoma	WA	05/09/17	163,926	100.0 %	3,112	WinCo Foods, LA Fitness, Dollar Tree, Petco
North Lynnwood Shopping Center	Lynnwood	WA	10/19/17	63,606	92.9 %	1,041	Grocery Outlet Supermarket, Dollar Tree
Stadium Center	Tacoma	WA	02/23/18	48,888	100.0 %	1,124	Thriftway Supermarket
Summerwalk Village	Lacey	WA	12/13/19	61,545	100.0 %	989	Walmart Neighborhood Market
South Point Plaza	Everett	WA	11/10/21	189,960	89.3 %	2,276	Grocery Outlet Supermarket, Hobby Lobby, Pep Boys
Olympia West Center	Olympia	WA	12/06/21	69,212	91.5 %	1,435	Trader Joe's, Petco
Olympia Square North	Olympia	WA	04/01/22	89,884	100.0 %	1,099	Albertsons Supermarket
Thomas Lake Shopping Center	Mill Creek	WA	08/19/22	111,311	84.1 %	1,709	Albertsons Supermarket
Ballinger Village	Shoreline	WA	08/19/22	112,228	100.0 %	2,519	Thriftway Supermarket, Rite Aid Pharmacy
Seattle metro area total				**2,393,240**	**97.8 %**	**$ 51,071**	

* These retailers are not tenants of ROIC.

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ROIC RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended December 31, 2023

Property Portfolio, continued

(dollars in thousands)

Metro Area	City	State	Date Acquired	Owned GLA	% Leased		ABR (5)	Major Tenants
Portland metro area								
Happy Valley Town Center	Happy Valley	OR	07/14/10	138,397	100.0 %	$	4,181	New Seasons Market
Wilsonville Old Town Square	Wilsonville	OR	2010/2012	49,780	100.0 %		2,023	Kroger (Fred Meyer) Supermarket*
Cascade Summit Town Square	West Linn	OR	08/20/10	94,934	100.0 %		2,112	Safeway Supermarket, U.S. Postal Service
Heritage Market Center	Vancouver	WA	09/23/10	107,468	100.0 %		1,898	Safeway Supermarket, Dollar Tree
Division Crossing	Portland	OR	12/22/10	103,561	73.5 %		1,120	Ross Dress For Less, Ace Hardware
Halsey Crossing	Gresham	OR	12/22/10	99,428	100.0 %		1,511	24 Hour Fitness, Dollar Tree
Hillsboro Market Center	Hillsboro	OR	11/23/11	156,021	100.0 %		2,753	Albertsons Supermarket, Dollar Tree, Ace Hardware
Robinwood Shopping Center	West Linn	OR	08/23/13	70,831	100.0 %		1,185	Walmart Neighborhood Market
Tigard Marketplace	Tigard	OR	02/18/14	136,889	100.0 %		2,315	H-Mart Supermarket, Bi-Mart
Wilsonville Town Center	Wilsonville	OR	12/11/14	167,829	100.0 %		3,122	Safeway Supermarket, Rite Aid Pharmacy, Dollar Tree
Tigard Promenade	Tigard	OR	07/28/15	88,043	100.0 %		1,610	Safeway Supermarket, Petco
Sunnyside Village Square	Happy Valley	OR	07/28/15	92,278	100.0 %		1,698	Grocery Outlet Supermarket, Snap Fitness, Ace Hardware
Johnson Creek Center	Happy Valley	OR	11/09/15	108,588	100.0 %		2,379	Trader Joe's, Walgreens, Sportsman's Warehouse
Rose City Center	Portland	OR	09/15/16	60,680	100.0 %		805	Safeway Supermarket
Division Center	Portland	OR	04/05/17	123,072	99.0 %		2,285	Grocery Outlet Supermarket, Rite Aid Pharmacy, Petco
Riverstone Marketplace	Vancouver	WA	10/11/17	95,774	100.0 %		2,425	Kroger (QFC) Supermarket
King City Plaza	King City	OR	05/18/18	62,676	99.2 %		1,026	Grocery Outlet Supermarket, Anytime Fitness
Powell Valley Junction	Gresham	OR	04/01/22	108,639	100.0 %		1,176	Walmart Neighborhood Market, Planet Fitness
Portland metro area total				**1,864,888**	**98.4 %**	**$**	**35,624**	
San Francisco metro area								
Pleasant Hill Marketplace	Pleasant Hill	CA	04/08/10	69,715	100.0 %	$	1,524	Total Wine and More, Basset Furniture
Pinole Vista Shopping Center	Pinole	CA	01/06/11	141,093	98.1 %		3,237	Save Mart (Lucky California) Supermarket, Planet Fitness
Country Club Gate Center	Pacific Grove	CA	07/08/11	109,331	98.7 %		2,411	Save Mart (Lucky California) Supermarket, Rite Aid Pharmacy
Marlin Cove Shopping Center	Foster City	CA	05/04/12	73,943	95.9 %		2,561	99 Ranch Market
The Village at Novato	Novato	CA	07/24/12	20,081	78.3 %		458	Trader Joe's
Santa Teresa Village	San Jose	CA	11/08/12	131,263	97.9 %		3,397	Grocery Outlet Supermarket, Dollar Tree, MedVet
Granada Shopping Center	Livermore	CA	06/27/13	71,525	100.0 %		1,568	Save Mart (Lucky California) Supermarket
Country Club Village	San Ramon	CA	11/26/13	111,093	97.9 %		2,269	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza	San Jose	CA	04/30/14	76,697	100.0 %		2,851	H-Mart Supermarket
Winston Manor	South San Francisco	CA	01/07/15	49,852	96.4 %		1,849	Grocery Outlet Supermarket
Jackson Square	Hayward	CA	07/01/15	114,220	99.1 %		2,452	Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness
Gateway Centre	San Ramon	CA	09/01/15	112,553	95.5 %		2,731	Save Mart (Lucky California) Supermarket, Dollar Tree
Iron Horse Plaza	Danville	CA	12/04/15	61,915	100.0 %		2,432	Lunardi's Market
Monterey Center	Monterey	CA	07/14/16	25,626	100.0 %		1,118	Trader Joe's
Santa Rosa Southside Shopping Center	Santa Rosa	CA	03/24/17	88,606	100.0 %		1,874	REI, World Market, DSW
Monta Loma Plaza	Mountain View	CA	09/19/17	48,078	100.0 %		1,580	Safeway Supermarket
Canyon Creek Plaza	San Jose	CA	09/01/21	64,662	98.2 %		2,192	New Seasons Market
Village Oaks Shopping Center	Martinez	CA	05/17/22	79,875	97.9 %		1,493	Save Mart (Lucky California) Supermarket
San Francisco metro area total				**1,450,128**	**98.1 %**	**$**	**37,997**	

* These retailers are not tenants of ROIC.

-12-

Supplemental Disclosure
Quarter Ended December 31, 2023

Property Portfolio, continued

(dollars in thousands)

Metro Area	City	State	Date Acquired	Owned GLA	% Leased		ABR [5]	Major Tenants
Orange County metro area								
Santa Ana Downtown Plaza	Santa Ana	CA	01/26/10	105,536	98.3 %	$	2,448	Kroger (Food 4 Less) Supermarket, Marshall's
Sycamore Creek	Corona	CA	09/30/10	74,198	100.0 %		1,975	Safeway (Vons) Supermarket, CVS Pharmacy*
Desert Springs Marketplace	Palm Desert	CA	02/17/11	113,718	97.0 %		2,892	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Cypress Center West	Cypress	CA	12/04/12	112,080	92.7 %		2,187	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Harbor Place Center	Garden Grove	CA	12/28/12	123,836	94.5 %		1,862	AA Supermarket, Ross Dress For Less, AutoZone Mega Hub
5 Points Plaza	Huntington Beach	CA	09/27/13	161,170	99.2 %		4,822	Trader Joe's
Peninsula Marketplace	Huntington Beach	CA	10/15/13	95,416	100.0 %		2,580	Kroger (Ralph's) Supermarket, Planet Fitness
Fullerton Crossroads	Fullerton	CA	10/11/17	219,899	97.7 %		3,529	Kroger (Ralph's) Supermarket, Kohl's, Jo-Ann Fabrics and Crafts
The Village at Nellie Gail Ranch	Laguna Hills	CA	11/30/17	89,041	100.0 %		3,174	Smart & Final Extra Supermarket
Orange County metro area total				**1,094,894**	**97.6 %**	**$**	**25,469**	
San Diego metro area								
Marketplace Del Rio	Oceanside	CA	01/03/11	183,787	98.0 %	$	3,733	Stater Brothers Supermarket, Walgreens, Planet Fitness
Renaissance Towne Centre	San Diego	CA	08/03/11	52,866	99.1 %		2,800	CVS Pharmacy
Bay Plaza	San Diego	CA	10/05/12	73,324	93.6 %		2,134	Seafood City Supermarket
Bernardo Heights Plaza	Rancho Bernardo	CA	02/06/13	37,729	100.0 %		987	Sprouts Market
Hawthorne Crossings	San Diego	CA	06/27/13	141,288	100.0 %		3,638	Mitsuwa Supermarket, Ross Dress For Less, Staples
Creekside Plaza	Poway	CA	02/28/14	133,914	99.2 %		3,502	Stater Brothers Supermarket, AMC Theatres
Palomar Village	Temecula	CA	10/12/21	125,130	98.4 %		2,149	Albertsons Supermarket, CVS Pharmacy
San Diego metro area total				**748,038**	**98.4 %**	**$**	**18,943**	

Metro Area Summary	Number of Centers	Owned GLA	% Leased		ABR [5]
Los Angeles	21	3,005,530	96.8 %	$	68,722
Seattle	20	2,393,240	97.8 %		51,071
Portland	18	1,864,888	98.4 %		35,624
San Francisco	18	1,450,128	98.1 %		37,997
Orange County	9	1,094,894	97.6 %		25,469
San Diego	7	748,038	98.4 %		18,943
TOTAL SHOPPING CENTER PORTFOLIO	**93**	**10,556,718**	**97.7 %**	**$**	**237,826**

* These retailers are not tenants of ROIC.
Note: Property Portfolio excludes one shopping center that is currently planned for redevelopment.

-13-

Same-Center Cash Net Operating Income Analysis

Supplemental Disclosure
Quarter Ended December 31, 2023

(unaudited, dollars in thousands)

	Three Months Ended				Year Ended			
	12/31/23	12/31/22	$ Change	% Change	12/31/23	12/31/22	$ Change	% Change
Number of shopping centers included in same-center analysis [6]	92	92			87	87		
Same-center leased rate	97.7 %	98.3 %		(0.6)%	97.8 %	98.3 %		(0.5)%
REVENUES:								
Base rents	$ 57,074	$ 55,688	$ 1,386	2.5 %	$ 218,237	$ 212,366	$ 5,871	2.8 %
Percentage rent	839	969	(130)	(13.4)%	1,894	1,524	370	24.3 %
Recoveries from tenants	20,556	19,288	1,268	6.6 %	77,424	72,866	4,558	6.3 %
Other property income	206	494	(288)	(58.3)%	4,701	2,807	1,894	67.5 %
Bad debt	(367)	(421)	54	(12.8)%	(2,768)	(1,633)	(1,135)	69.5 %
TOTAL REVENUES	78,308	76,018	2,290	3.0 %	299,488	287,930	11,558	4.0 %
OPERATING EXPENSES:								
Property operating expenses	14,570	13,923	647	4.6 %	54,150	50,611	3,539	7.0 %
Property taxes	8,655	8,747	(92)	(1.1)%	33,982	33,460	522	1.6 %
TOTAL OPERATING EXPENSES	23,225	22,670	555	2.4 %	88,132	84,071	4,061	4.8 %
SAME-CENTER CASH NET OPERATING INCOME	**$ 55,083**	**$ 53,348**	**$ 1,735**	**3.3 %**	**$ 211,356**	**$ 203,859**	**$ 7,497**	**3.7 %**

SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION	12/31/23 (Three Months)	12/31/22 (Three Months)	12/31/23 (Year)	12/31/22 (Year)
GAAP Operating Income	$ 29,111	$ 26,943	$ 109,843	$ 114,685
Depreciation and amortization	26,947	25,050	104,227	97,494
General and administrative expenses	5,266	5,590	21,854	21,735
Other expense	398	182	1,209	960
Gain on sale of real estate	—	—	—	(7,653)
Straight-line rent	(167)	(427)	(1,855)	(2,715)
Amortization of above- and below-market rent	(3,581)	(2,729)	(11,172)	(11,947)
Property revenues and other expenses [7]	(16)	(266)	(572)	(474)
TOTAL COMPANY CASH NET OPERATING INCOME	57,958	54,343	223,534	212,085
Non Same-Center Cash NOI	(2,875)	(995)	(12,178)	(8,226)
SAME-CENTER CASH NET OPERATING INCOME	**$ 55,083**	**$ 53,348**	**$ 211,356**	**$ 203,859**

-14-

Supplemental Disclosure Quarter Ended December 31, 2023 -15- Top Ten Tenants (dollars in thousands) Percent Number of Leased of Total Percent of Tenant Leases GLA Leased GLA ABR (5) Total ABR 1 Albertsons / Safeway Supermarkets 21 1,052,996 10.2% $ 13,361 5.6% 2 Kroger Supermarkets 11 488,735 4.8% 7,884 3.3% 3 Save Mart Supermarkets 5 234,713 2.3% 3,495 1.5% 4 Trader Joe’s 9 113,097 1.1% 3,403 1.4% 5 Rite Aid Pharmacy 12 215,808 2.1% 3,309 1.4% 6 Sprouts Markets 5 175,823 1.7% 3,233 1.4% 7 Grocery Outlet Supermarkets 10 225,004 2.2% 3,178 1.3% 8 JP Morgan Chase 20 82,348 0.8% 3,002 1.3% 9 H-Mart Supermarkets 3 147,040 1.4% 2,702 1.1% 10 Ross Dress For Less 6 166,703 1.6% 2,552 1.1 % Top 10 Tenants Total 102 2,902,267 28.2% $ 46,119 19.4 % Other Tenants 1,955 7,402,542 71.8% 191,707 80.6 % Total Portfolio 2,057 10,304,809 100.0% $ 237,826 100.0%

Supplemental Disclosure
Quarter Ended December 31, 2023

Lease Expiration Schedule

(dollars in thousands)

Anchor Tenants [8]

	Number of Leases Expiring [9]	Leased GLA	Percent of Total Leased GLA	Total ABR [5]	Percent of Total ABR	ABR Per Sq. Ft.
2024	7	280,724	2.7 %	$ 3,293	1.4 %	$ 11.73
2025	22	707,944	6.9 %	9,595	4.0 %	13.55
2026	23	765,259	7.4 %	10,148	4.3 %	13.26
2027	13	433,197	4.2 %	5,137	2.1 %	11.86
2028	30	1,003,754	9.7 %	18,850	7.9 %	18.78
2029	19	643,471	6.3 %	11,221	4.7 %	17.44
2030	12	435,628	4.2 %	7,622	3.2 %	17.50
2031	11	335,269	3.3 %	5,207	2.2 %	15.53
2032	8	266,426	2.6 %	3,975	1.7 %	14.92
2033	9	279,734	2.7 %	3,933	1.7 %	14.06
2034+	15	589,340	5.7 %	9,569	4.0 %	16.24
	169	5,740,746	55.7 %	$ 88,550	37.2 %	$ 15.43

Non-Anchor Tenants

	Number of Leases Expiring [9]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2024	257	483,944	4.7 %	$ 15,943	6.7 %	$ 32.94
2025	288	595,036	5.8 %	19,104	8.0 %	32.11
2026	296	672,582	6.5 %	21,651	9.1 %	32.19
2027	290	684,570	6.7 %	22,395	9.4 %	32.71
2028	283	657,754	6.4 %	22,766	9.6 %	34.61
2029	144	392,680	3.8 %	12,361	5.2 %	31.48
2030	58	176,215	1.7 %	6,110	2.6 %	34.67
2031	55	176,482	1.7 %	5,640	2.4 %	31.96
2032	69	226,921	2.2 %	7,167	3.0 %	31.58
2033	68	227,319	2.2 %	7,105	3.0 %	31.26
2034+	80	270,560	2.6 %	9,034	3.8 %	33.39
	1,888	4,564,063	44.3 %	$ 149,276	62.8 %	$ 32.71

All Tenants

	Number of Leases Expiring [9]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2024	264	764,668	7.4 %	$ 19,236	8.1 %	$ 25.16
2025	310	1,302,980	12.7 %	28,699	12.0 %	22.03
2026	319	1,437,841	13.9 %	31,799	13.4 %	22.12
2027	303	1,117,767	10.9 %	27,532	11.5 %	24.63
2028	313	1,661,508	16.1 %	41,616	17.5 %	25.05
2029	163	1,036,151	10.1 %	23,582	9.9 %	22.76
2030	70	611,843	5.9 %	13,732	5.8 %	22.44
2031	66	511,751	5.0 %	10,847	4.6 %	21.20
2032	77	493,347	4.8 %	11,142	4.7 %	22.59
2033	77	507,053	4.9 %	11,038	4.7 %	21.77
2034+	95	859,900	8.3 %	18,603	7.8 %	21.63
	2,057	10,304,809	100.0 %	$ 237,826	100.0 %	$ 23.08

-16-

Supplemental Disclosure
Quarter Ended December 31, 2023

Leasing Summary

New Leases	For the Three Months Ended December 31, 2023			For the Year Ended December 31, 2023		
	Non-Anchor	Anchor (8)	Total	Non-Anchor	Anchor (8)	Total
Number of Leases	30	2	32	137	8	145
Gross Leasable Area (sq. ft.)	46,012	44,072	90,084	213,275	168,577	381,852
Initial Base Rent ($/sq. ft.) (10)	$ 33.97	$ 16.12	$ 25.23	$ 36.46	$ 10.83	$ 25.15
Tenant Improvements ($/sq. ft.)	$ —	$ 1.26	$ 0.62	$ 0.59	$ 0.33	$ 0.47
Leasing Commissions ($/sq. ft.)	$ 4.08	$ 3.90	$ 3.99	$ 4.49	$ 2.41	$ 3.57
Weighted Average Lease Term (Yrs.) (9)	6.7	10.5	8.5	7.6	6.2	7.0

Renewals	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Number of Leases	51	1	52	245	24	269
Gross Leasable Area (sq. ft.)	112,105	53,500	165,605	529,743	798,125	1,327,868
Initial Base Rent ($/sq. ft.) (10)	$ 36.32	$ 20.80	$ 31.30	$ 35.23	$ 20.31	$ 26.27
Tenant Improvements ($/sq. ft.)	$ 1.21	$ —	$ 0.82	$ 0.34	$ 0.52	$ 0.45
Leasing Commissions ($/sq. ft.)	$ —	$ —	$ —	$ 0.09	$ —	$ 0.03
Weighted Average Lease Term (Yrs.) (9)	5.3	5.0	5.2	5.0	4.7	4.8

Total	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Number of Leases	81	3	84	382	32	414
Gross Leasable Area (sq. ft.)	158,117	97,572	255,689	743,018	966,702	1,709,720
Initial Base Rent ($/sq. ft.) (10)	$ 35.63	$ 18.68	$ 29.17	$ 35.59	$ 18.66	$ 26.02
Tenant Improvements ($/sq. ft.)	$ 0.86	$ 0.57	$ 0.75	$ 0.41	$ 0.48	$ 0.45
Leasing Commissions ($/sq. ft.)	$ 1.19	$ 1.76	$ 1.41	$ 1.35	$ 0.42	$ 0.82
Weighted Average Lease Term (Yrs.) (9)	5.7	7.5	6.4	5.7	5.0	5.2

-17-

ROIC RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended December 31, 2023

Same-Space Comparative Leasing Summary

	For the Three Months Ended December 31, 2023			For the Year Ended December 31, 2023		
New Leases	**Non-Anchor**	**Anchor [8]**	**Total**	**Non-Anchor**	**Anchor [8]**	**Total**
Comparative # of Leases	14	1	15	69	4	73
Comparative GLA (sq. ft.) [11]	19,032	20,500	39,532	110,709	76,400	187,109
Prior Base Rent ($/sq. ft.) [12]	$ 31.03	$ 10.80	$ 20.54	$ 31.79	$ 6.89	$ 21.62
Initial Base Rent ($/sq. ft.) [10]	$ 34.71	$ 17.40	$ 25.73	$ 35.60	$ 13.11	$ 26.42
Percentage Change in Base Rents	11.8%	61.1%	25.3%	12.0%	90.3%	22.2%
Tenant Improvements ($/sq. ft.)	$ —	$ —	$ —	$ 1.13	$ —	$ 0.67
Leasing Commissions ($/sq. ft.)	$ 2.12	$ 4.50	$ 3.36	$ 4.08	$ 2.37	$ 3.38
Weighted Average Lease Term (Yrs.) [9]	5.7	10.5	8.2	7.7	7.0	7.4
Renewals	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Comparative # of Leases	51	1	52	245	24	269
Comparative GLA (sq. ft.) [11]	112,105	53,500	165,605	529,743	798,125	1,327,868
Prior Base Rent ($/sq. ft.) [12]	$ 34.11	$ 18.91	$ 29.20	$ 32.97	$ 19.07	$ 24.62
Initial Base Rent ($/sq. ft.) [10]	$ 36.32	$ 20.80	$ 31.30	$ 35.23	$ 20.31	$ 26.27
Percentage Change in Base Rents	6.5%	10.0%	7.2%	6.9%	6.5%	6.7%
Tenant Improvements ($/sq. ft.)	$ 1.21	$ —	$ 0.82	$ 0.34	$ 0.52	$ 0.45
Leasing Commissions ($/sq. ft.)	$ —	$ —	$ —	$ 0.09	$ —	$ 0.03
Weighted Average Lease Term (Yrs.) [9]	5.3	5.0	5.2	5.0	4.7	4.8
Total	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Comparative # of Leases	65	2	67	314	28	342
Comparative GLA (sq. ft.) [11]	131,137	74,000	205,137	640,452	874,525	1,514,977
Prior Base Rent ($/sq. ft.) [12]	$ 33.67	$ 16.66	$ 27.53	$ 32.77	$ 18.01	$ 24.25
Initial Base Rent ($/sq. ft.) [10]	$ 36.08	$ 19.86	$ 30.23	$ 35.30	$ 19.68	$ 26.29
Percentage Change in Base Rents	7.2%	19.2%	9.8%	7.7%	9.3%	8.4%
Tenant Improvements ($/sq. ft.)	$ 1.04	$ —	$ 0.66	$ 0.48	$ 0.47	$ 0.47
Leasing Commissions ($/sq. ft.)	$ 0.31	$ 1.25	$ 0.65	$ 0.78	$ 0.21	$ 0.45
Weighted Average Lease Term (Yrs.) [9]	5.4	6.5	5.8	5.4	4.9	5.2

-18-

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Quarter Ended December 31, 2023 -19- Leased vs. Billed Summary (dollars in thousands) 12/31/23 09/30/23 06/30/23 03/31/23 % leased at beginning of quarter 98.2% 98.3% 98.3% 98.1% % billed at beginning of quarter 95.7% 95.7% 95.1% 94.2 % ABR of new leases signed/not yet commenced - at beginning of quarter (5) $ 7,289 $ 7,213 $ 6,485 $ 7,625 less: ABR of new leases commenced during quarter (2,154) (1,918) (1,920) (2,142) plus: ABR of new leases signed during quarter 1,859 1,994 2,648 1,002 ABR of new leases signed/not yet commenced - at end of quarter $ 6,994 $ 7,289 \$ 7,213 \$ 6,485 % leased at end of quarter 97.7% 98.2% 98.3% 98.3% % billed at end of quarter 95.2% 95.7% 95.7% 95.1 % ABR of new leases commenced during quarter - amount billed $ 250 $ 205 $ 182 $ 274

Supplemental Disclosure Quarter Ended December 31, 2023 -20- Footnotes 1. Weighted Average (WA) excludes interest rate swap maturity dates. 2. Does not include extension options available to ROIC. 3. Net unamortized deferred financing charges for the Term Loan, Senior Notes and Mortgages. 4. Calculated in accordance with GAAP pursuant to underlying bond indentures. 5. ABR is equal to annualized base rent on a cash basis for all leases in-place at period end. 6. Same centers are those shopping centers which were owned for the entirety of the current and comparable prior year period, except for one shopping center that is currently planned for redevelopment and is no longer being managed as a retail asset. 7. Includes anchor lease termination fees net of contractual amounts, if any, expense and recovery adjustments related to prior periods and other miscellaneous adjustments. 8. Anchor tenants are leases equal to or greater than 15,000 square feet. 9. Does not assume exercise of renewal options. 10. Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized. 11. Comparative GLA includes spaces that were vacant for less than 12 months, excludes spaces that were not leased at the time of acquisition. 12. Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.

Supplemental Disclosure Quarter Ended December 31, 2023 -21- Investor Information Retail Opportunity Investments Corp. Investor Relations: Transfer Agent: www.roireit.net Nicolette O'Leary Syed Hussaini NASDAQ: ROIC noleary@roireit.net Computershare 11250 El Camino Real, Suite 200 858.255.4913 syed.hussaini@computershare.com San Diego, CA 92130 Equity Research Coverage Bank of America Merrill Lynch Jeffrey Spector 646.855.1363 Bank of Montreal John P. Kim 212.885.4115 Juan Sanabria 312.845.4074 Baird Wes Golladay 216.737.7510 BTIG Michael Gorman 212.738.6138 Citi Nicholas Joseph 212.816.1909 Craig Mailman 212.816.4471 Green Street Paulina Rojas Schmidt 949.640.8780 J.P. Morgan Michael W. Mueller 212.622.6689 Jefferies Linda Tsai 212.778.8011 KeyBanc Capital Markets Todd Thomas 917.368.2286 Raymond James RJ Milligan 908.447.4493 Wells Fargo Securities Dori Kesten 617.603.4233 James Feldman 212.214.5328 Fixed Income Research Coverage J.P. Morgan Mark Streeter 212.834.5086 Ratings Agency Coverage Fitch Ratings, Inc. Christopher Wimmer 646.582.3412 Moody’s Investors Service Misbah Seyal 212.553.9357 S&P Global Ratings Michael Souers 212.438.2508